UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2014

Aqua America, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue, Bryn Mawr, Pennsylvania	19010-3489
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-527-8000

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 4, 2014, Aqua America, Inc. (the “Company”) hosted a conference call to discuss its financial results for the quarter ended September 30, 2014. The press release issued on November 3, 2014, was furnished as Exhibit 99.1 to the Current Report on Form 8-K filed on November 4, 2014. The purpose of this Current Report on Form 8-K/A is to furnish the transcript of the conference call as well as a supplement and further definition with respect to the description of the Company’s succession planning project.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.2    Transcript of Aqua America, Inc. conference call on November 4, 2014.

99.3    Statement on Succession Planning.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aqua America, Inc.

November 10, 2014	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Exhibit Description

99.2	Transcript of Aqua America, Inc. conference call on November 4, 2014.

99.3	Statement on Succession Planning.